DEFINITIVE PROXY MATERIAL



                        CENTURION T.A.A. FUND, INC.

                   11545 West Bernardo Court, Suite 100
                        San Diego, California 92127



                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON AUGUST 6, 1996




TO THE SHAREHOLDERS OF CENTURION T.A.A. FUND, INC.:

     The annual meeting of the shareholders of Centurion T.A.A. Fund, Inc. (the "Fund") will be held at 11545 West Bernardo Court, Suite 100, San Diego, California 92127, on August 6, 1996, at 10:00 a.m. for the following purposes:

     1.   To elect a Board of Directors for the Fund.

     2. To approve the change to the Fund's fundamental investment policy regarding investments in debt securities.

     3. To approve the change to the Fund's fundamental investment policy regarding investments in securities of foreign issuers.

     4. To approve the change in the Fund's fundamental investment policy regarding investments in options.

     5. To approve the change in the Fund's fundamental investment policy regarding investments in futures contracts on stock indexes and options thereupon.

     6. To approve the change in the Fund's fundamental investment policy to allow investments in illiquid securities.

     7. To approve the adoption of the Fund's multiple class share plan.

     8. To approve the selection of Squire & Company as the Fund's independent public accountants for the fiscal year ending December 31, 1995.

     9. To transact such other business as may properly come before the meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE
FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS
THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

     Shareholders of record at the close of business on June 26, 1996, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE FUND FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS - AUGUST 6, 1996." A return envelope is enclosed for your convenience.

                                                  Kenneth W. Elsberry
                                                  Secretary


Dated:  July 5, 1996


                                APPENDIX A

                          CENTURION T.A.A., INC.

                         MULTIPLE CLASS SHARE PLAN


     This Multiple Class Share Plan (this "Plan") is adopted by the Board of Directors of Centurion T.A.A., Inc. (the "Fund"), an investment company registered under the Investment Company Act of 1940 (the "Act"), on the date last shown below subject to the approval by a majority vote of its share-holders.

1.   Authorized Classes of Shares.

     Under this Plan, the Fund is authorized to issue the Class A shares, the Class B. shares, the Class C Shares, and the Class D Shares in accord-ance with the following.

          Class A Shares. The Class A Shares shall be sold at their net asset value per share plus a maximum initial sales charge ("front-end charge") set from time to time by the Board of Directors of the Fund (the "Board"). Initially, the front-end charge on the Class A Shares shall be 4.75% of the offering price of the Class A Shares. The Board shall approve and, subject to the required approval of the Fund's shareholders, put into effect a Rule 12b-1 plan of distribution for the Class A Shares pursuant to which the Fund may pay an annual shareholder services fees of up to 0.25% of its average daily net assets attributable to the Class A Shares.

          Class B Shares. The Class B Shares shall be sold at their net asset value per share and shall be subject to a maximum contingent deferred sales charge as determined from time to time by the Board. Initially, maximum deferred sales charge shall be 4% of the redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. The Board shall approve and, subject to the required approval of the Fund's shareholders, put into effect a Rule 12b-1 plan of distribution for the Class B Shares pursuant to which the Fund would pay annual distribution fees and shareholder services fees of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to the Class B Shares. The Class B shares shall convert automatically to Class A shares on the date eight years following the last day of the calendar month in which a share-holder's order to purchase Class B Shares is accepted by the Fund.

          Class C Shares. The Class C Shares shall be sold at their net asset value per share. Upon the effective date of this Plan, each share of the Fund then outstanding shall be designated and reclassified a Class C share. The Fund shall pay annual distribution fees and shareholder services fees of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to these shares pursuant to the Funds Rule 12b-1 plan of distribution in effect on the date hereof, which shall upon the effective date of this plan be designated the "Class C Plan".

          Class D Shares. The Class D Shares shall be sold at their net asset value per share. No front-end charge or deferred sales charge shall be charged with respect to the Class D Shares. The Fund shall not pay distribution services fees or shareholder services fees with respect to the Class D Shares. The Class D Shares shall be sold only to persons who are Advisor Professionals or Eligible Employees. The Advisor Professionals shall mean investment advisors, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees shall mean (a) current or retired directors of the Funds, current or retired employees of the Fund's advisor, and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of the Fund's advisor and any of its affiliated companies; (b) employees and registered representatives of Advisor professionals, banks and other financial institutions with selling group agreements with the Fund's principal underwriter, employees of such persons, and spouses and minor children of any such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons. Shares are also offered at net asset value to Eligible Accounts. Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Fund's principal underwriter if such redemption has occurred no more than 15 days prior to the purchase of the Class D Shares and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.

2.   Allocation of Fund Income and Expenses Among Classes.

     The income and expenses of the Fund shall be allocated among the classes of Shares as set forth below.

     (a) Separate Distribution Expenses. In accordance with Section 1 above, each Class of Shares has, at all times, maintain a different arrangement for shareholder services or the distribution services or both, and shall pay all of the expenses of that arrangement ("distribution expenses").

     (b) Allocation of Income, Realized and Unrealized Capital Gains and Losses, and Expenses. Each Class of Shares shall be allocated its pro rata share of the Fund's income, realized and unrealized capital gains and losses, and expenses not allocated to a particular class pursuant to (a) above on the basis of the net asset value of that class in relation to the net asset value of the Company. In the future, the Board may require one or more classes of Shares to pay a different share of expenses (other than advisory or custodial fees or other expenses related to the management of the Fund's assets) if such expenses are actually incurred in a different amount by the Class, or if the Class receives services of a different kind or to a different degree than other classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each class, and any related conversion features or exchange privileges.

     (c) Advisory Fees. Each Class of Shares shall pay the same advisory fee.

     (d) Waiver of Expenses. Expenses may be waived or reimbursed by the Fund's adviser, underwritten, or any other provider of services to the Fund.

     (e) Income, Capital Gains and Losses. Income, realized and unrealized capital gains and losses, and expenses of the Fund not allocated to a particular Class pursuant to the foregoing:

          (i) Except as permitted in paragraph (ii) below, shall be allocated to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund;

          (ii) If the Fund operates pursuant to Rule 270.2a-7 under the Act (including the provision allowing the calculation of net assets on an amortized cost basis), or declares distributions of net investment income daily and maintains the same net asset value per share in each class, may be allocated:

               (aa) To each Share without regard to Class, provided that the
		Fund has received undertakings from its adviser, underwriter or any other provider of services to the Fund, agreeing to waive or reimburse the Fund for payments to such service provider by one or more classes, as allocated under paragraph (i) above, to the extent necessary to assure that all classes of the Fund maintain the same net asset value per share; or

               (bb) On the basis of relative net assets (settled shares).
		For purposes of this subsection (e), "relative net assets (settled shares)" are net assets valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable, in relation to the net assets of the Fund.

3.   Class Voting Rights.

     The Shares shall have the following voting rights set forth below.

     (a) Each Class of Shares shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement;

     (b) Each Class of Shares shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

     (c) Each Class of Shares shall, except as provided herein, have in all other aspects the same rights and obligations as each other class.

4.   Permitted Acts.

     Nothing in this Plan shall prohibit the Board from issuing the Shares of any class with any of the following rights or provisions.

     (a) An exchange privilege providing that Shares of a Class may be exchanged for certain securities of another company.

     (b) The Board may from time to time, in its discretion, authorize and effect a conversion whereby the Shares of one Class (the "purchase class") will be exchanged automatically for Shares of another Class (the "target class") after a specified period of time, provided that:

          (i) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge;

          (ii) The expenses, including payments authorized under a plan adopted pursuant to 270.12b-1 ("rule 12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a rule 12b-1 plan, for the purchase class; and

          (iii) If the amount of expenses, including payments authorized under a rule 12b-1 plan, for the target class is increased materially without approval of the shareholders of the purchase class, the Fund will establish a new target class for the purchase class on the same terms as applied to the target class before that increase.

     (c) A conversion feature providing that shares of a Class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that:

          (i) The shareholder is given prior notice of the proposed conversion; and

          (ii) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

5.   Compliance With Rule 270.18f-3.

     This Plan is intended to meet the requirements of Rule 270.18f-3 promulgated under the Act.

6.   Effective Date of Plan.

     This Plan shall be effective, subject to the approval by a majority vote of the Funds shareholders, on the date the Articles of Incorporation of the Fund are amended as required to authorize the issuance of the Funds shares pursuant hereto.

     IN WITNESS WHEREOF:

     This Plan was unanimously approved and adopted by the Board on February 2, 1996, which in doing so, specifically made the following determinations:

     1. The Board has requested and evaluated such agreements relating to the Class arrangements under this Plan and such other information as they deemed reasonably necessary to evaluate the Plan; and

     2. This Plan as proposed to be adopted, including the expense allocations hereunder, is in the best interests of each Class of Shares hereunder individually and the Fund as a whole.



July 5, 1996
San Diego, California              Secretary



                                               DEFINITIVE PROXY MATERIAL


                                   PROXY




      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF


                        CENTURION T.A.A. FUND, INC.


              Annual Meeting of Shareholders - August 6, 1996



     The undersigned shareholder of CENTURION T.A.A. FUND, INC., a
Minnesota corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders to be held on August 6, 1996 at 10:00 a.m. Local Time, at 11545 West Bernardo Court, Suite 100, San Diego, California 92127 (telephone no.
(619) 485-9400), and hereby appoints Jack K. Heilbron and Kenneth W. Elsberry, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Annual Meeting and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.


     Either of such attorneys or their substitutes has and may exercise all of the powers of said attorneys-in-fact hereunder.


                            [SEE REVERSE SIDE]

                 ________________________________________

                CONTINUED AND TO BE SIGNED ON REVERSE SIDE
[ X ] Please mark
votes as in this example.

This Proxy will be voted as directed or, if no direction is indicated, will be voted FOR proposals 1 through 10, inclusive, below, and as said proxies deem advisable on such other matters as may properly come before themeeting.

1.   ELECTION OF DIRECTORS    Nominees: C.A. Freeland, R.E. Hall,
     J.K. Heilbron, R. W. Ketron, D. Werner

     [  ] FOR ALL        [  ] WITHHELD
          NOMINEES            FROM ALL
                              NOMINEES

(Instruction: You may withhold authority to vote for any individual nominee, by striking a line through the nominee's name above.)


2. PROPOSAL TO APPROVE CHANGE TO FUNDAMENTAL INVESTMENT POLICY OF THE FUND REGARDING INVESTMENTS IN DEBT SECURITIES.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


3. PROPOSAL TO APPROVE CHANGE TO FUNDAMENTAL INVESTMENT POLICY OF THE FUND REGARDING INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


4. PROPOSAL TO APPROVE CHANGE TO FUNDAMENTAL INVESTMENT POLICY OF THE FUND REGARDING INVESTMENTS IN OPTIONS.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


5. PROPOSAL TO APPROVE CHANGE TO FUNDAMENTAL INVESTMENT POLICY OF THE FUND REGARDING INVESTMENTS IN FUTURES CONTRACTS ON STOCK INDEXES AND OPTIONS THEREUPON.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


6. PROPOSAL TO APPROVE CHANGE TO FUNDAMENTAL INVESTMENT POLICY OF THE FUND TO ALLOW INVESTMENTS IN ILLIQUID SECURITIES.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


7.   PROPOSAL TO APPROVE THE CENTURION T.A.A. FUND, INC. MULTIPLE CLASS
     SHARE PLAN.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


8. PROPOSAL TO RATIFY THE APPOINTMENT OF SQUIRE & COMPANY AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


(This proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)



Signature:                                                           Date:




Signature:                                                           Date:


                                               DEFINITIVE PROXY MATERIAL


                 ________________________________________

                              PROXY STATEMENT
                 ________________________________________


                        CENTURION T.A.A. FUND, INC.
                   11545 West Bernardo Court, Suite 100
                        San Diego, California 92127


              ANNUAL MEETING OF SHAREHOLDERS - AUGUST 6, 1996


     The enclosed Proxy is solicited by the Board of Directors of Centurion T.A.A. Fund, Inc. (the "Board") in connection with the annual meeting of shareholders of Centurion T.A.A. Fund, Inc. (the "Fund") to be held on August 6, 1996, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Shareholders' Meeting and this Proxy Statement, will be paid by Centurion Counsel, Inc. ("Centurion Counsel"), the Advisor to the Fund. Such mailing took place on approximately July 5, 1996. Representatives of the Fund and Centurion Counsel may, without cost to the Fund, solicit Proxies for the management of the Fund by means of mail, telephone or personal calls.

     A Proxy with respect to the Fund may be revoked before the meeting by giving written notice of revocation to the Secretary of the Fund, or may be revoked at the meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Fund will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Should any other matters come before the meeting, it is the intention of the persons named as proxies in the enclosed Proxy to act upon them according to their best judgment.

     Only shareholders of record at the close of business on June 26, 1996 may vote at the meeting or any adjournments thereof. As of that date there were issued and outstanding approximately 1,380,605 common shares, $0.01 par value, of the Fund. Each shareholder of the Fund is entitled to one vote for each share of the Fund held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Fund's outstanding shares have the power to elect the entire board of directors of the Fund. None of the matters to be presented at the meeting will entitle any shareholder of the Fund to appraisal rights. In the event that sufficient Proxy votes in favor of the proposals set forth in Items 2 through 8 of the Notice of Annual Shareholders' Meeting are not received by August 5, 1996, the persons named as Proxies may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournment if they are instructed to vote for the proposals set forth in Items 2 through 8 of the Notice of Annual Shareholders' Meeting.

                              SHARE OWNERSHIP

     As of June 26, 1996, to the knowledge of management, no person owned beneficially more than 5% of the outstanding shares of the Fund. None of the directors or nominees for the position of director or officers, as of February 29, 1996, beneficially owned shares of the Fund, except
Mr. Heilbron, Mr. Werner and Mr. Ketron who owned beneficially 2,990; 520 and 36,575 shares, respectively, of the Fund on such date (representing approximately 0.22%, 0.04% and 2.73%, respectively, of the outstanding shares of the Fund).

                  ANNUAL, SEMIANNUAL REPORTS OF THE FUND

     Semiannual report of the Fund containing unaudited financial statements for the six months ended June 30, 1995 was mailed to the shareholders on or about July 8, 1995 and the annual report of the Fund containing financial statements for the fiscal year ended December 31, 1995, was mailed to shareholders of the Fund on or about March 7, 1996.

        CHANGES IN FUNDAMENTAL INVESTMENT POLICIES, CLASSIFICATION
            OF SHARES AND ADOPTION OF SHARE DISTRIBUTION PLANS

     At the annual meeting, the shareholders of the Fund will be asked to reelect the current members of the Board and to approve various measures, including (i) certain changes to the Fund's fundamental investment policies and (ii) the approval of the Fund's Multiple Class Share Plan whereby the Fund's current shares would be reclassified as the Class C Shares and the Fund would be authorized to issue Class A, Class B and Class D Shares.

     If the changes to the Fund's fundamental investment policies are approved by the shareholders, the Fund will be authorized to invest in debt securities without limitation as to term or rating, to invest in securities of foreign issuers, to invest up to 50% of its assets in options, futures contracts on stock indexes and/or options thereupon; and/or to invest up to 5% of its assets in illiquid securities.

     If the shareholders ratify and approve the adoption of the Multiple Class Share Plan, the Fund's current shares would be reclassified as the Class C Shares and would continue to be distributed without the imposition of a front-end charge pursuant to the Fund's current Rule 12b-1 plan of distribution, which will be redesignated the "Class C Plan." Also, in such event, the Fund would be authorized to issue class A shares, Class B Shares, and Class D Shares. The Class A Shares would be offered with an initial sales charge (front-end fee) charged to the purchaser of up to 4.75% of the offering price. The Class B Shares would be offered with a maximum contingent deferred sales charge equal to 5.0% of the redemption proceeds from such shares. The Class D Shares would be offered only to certain registered investment advisors and other securities professionals and to certain eligible employees of the Fund, the Advisor and certain other persons associated with the Fund. The Class D Shares will be sold without the payment of front-end fees or contingent deferred sale charges.

     Each proposed change to the Fund's fundamental investment policies is independent of and not conditional upon the approval of the other proposal. As more fully described below, even if the proposed changes to the Fund's investment policies are approved by the shareholders, the Fund's investment objective will not be changed. It will continue to emphasize long-term total return on investment based on a tactical asset allocation ("TAA") strategy implemented by the Fund's Advisor, Centurion Counsel. Each member of the Board voted to approve each of these measures at the meeting of the board of directors held on February 2, 1996. The Board believes each proposed change in fundamental investment policies will help the Fund to achieve its investment objective. The Board believes that the proposed Multiple Class Share Plan would allow the Fund to more effectively attract new investors for its shares. Each of the nominees for the board of directors is a current director of the Fund.

                                PROPOSAL 1.

                           ELECTION OF DIRECTORS

     It is intended that the enclosed Proxy will be voted for the election of the five (5) persons named below as directors for the Fund unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a director of the Fund will be until the next regular or annual meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his name below.

				Position with the fund
Name and (Age)		and Principal Occupations		Business Address

Carol Ann Freeland (56)	Has served as a director 		4015 Beltline Rd.
				of the Fund Since 			Ste. 200
				December 20, 1994.  Since 1992,	Dallas, TX 75244
				Executive Vice President, Collateral
				Equity Management, of Dallas, Texas.
				From 1987 to 1992, Executive Vice
				President, Financial Services
				Exchange, Irving, Texas; from 1985 to
				1986, Vice President, Marketing
				Property Co. of America, Dallas, Texas.

Richard E. Hall (69)    Has served as a director of the	10 Carson Drive
				Fund since December 20, 1994.  	Grant's Pass,OR
				Since 1989, a retired financial 	          97526
				planner and securities salesman.
				Served as registered representative
				with Planners Independent Management,
				Inc. ("PIM") from 1983 to 1989 and
				also as a director of PIM during that
				period.  Until July, 1994, Mr. Hall
				owned approximately 3% of the shares
				of CI Holding Group, Inc., Centurion
				Counsel's parentcorporation.  At that
				time he sold his shares for fair value
				to an Affiliate of Centurion Counsel.
				There is no agreement or understanding
				between Mr. Hall and Centurion Counsel
				or its Affiliates regarding his service
				as a director of the Fund.  Mr. Hall was
				a shareholder of Centurion until 1989.


Jack K. Heilbron (44)	Has served as a director of the    11545 W. Bernardo
				Fund since December 20, 1994.      Ct., Suite 100
				Previously, served as a Director   San Diego, CA 92127
				of the Fund from 1989 to 1990.
				Has served as portfolio manager
				for the Fund since 1990.  Since
				1984 has served as Chairman and Chief
				Executive Officer of CI Holding Group,
				Inc. and of its affiliate, PIM and since
				1989, Chairman and Chief Investment Officer
				of Centurion Counsel, Inc.  Until 1989, a
				shareholder, officer and director of Excel
				Interfinancial Corporation, the parent of
				the Advisor for the Fund from 1988 to
				December 20, 1994.


Russell W. Ketron (50)	Has served as a director of the 	1701 Novato Blvd.
				Fund since December 20, 1994. 	Suite 204
				A Certified Financial Planner 	Novato, CA 94947
				since 1977.  Since 1979 has been
				a registered principal with
				Protected Investors of America,
				a national broker-dealer firm.
				Has been an instructor at Sierra
				Nevada College since 1985 and at
				the College of Marin since 1991.

Douglas Werner (43)	Has served as a director of the 	140 Brightwood Ave.
				Fund since December 20, 1994.  	Chula Vista, Ca
				Since 1993 has been President 		    92010
				of Tracks Publishing, a printing
				firm located in Chula Vista,
				California.  Since 1980, has been
				President and owner of Werner
				Graphics, a graphic design firm
				located in San Diego, California.


(1)  	Directors who are "interested persons" of Centurion Counsel, Centurion,
	the Fund, or a registered broker-dealer, as defined under the Investment Company Act of 1940, as amended.

(2)  	Even though this person may be an "affiliated person" of a broker-
	dealer registered under the Securities and Exchange Act of 1934, as defined under the Investment Company Act of 1940, the Fund has determined that this person will not thereby be considered an "interested person" of the Fund, Centurion Counsel, Centurion, CIS or PIM, as defined under the Investment Company Act of 1940 by reason of Rule 2a19-1(a) promulgated thereunder.

     None of the persons named as nominees for the Fund are directors of any Reporting Companies. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or subject to the requirements of
Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Fund does not have a standing audit or nominating committee of its board of directors, or committees performing similar functions. The Fund pays no compensation to any of its officers and directors, except for a fee of $250 for each meeting attended by each director not affiliated with Centurion Counsel and reimburses such nonaffiliated directors for their travel expenses to attend directors' meetings.

     The following table discloses the compensation paid by the Fund in its most recently completed fiscal year to its directors. The Fund does not maintain any pension, retirement or other arrangement other than as disclosed in the following table for compensating its Directors. The Fund has no advisory board.

				Aggregate		Pension or		Total Compensation
Name of Person;		Compensation	Retirement 		From the Fund
Position			Paid by the Fund	Benefits Accrued	Complex

Carol A. Freeland		$ 1,000			-0-		 $ 1,000


Richard E. Hall		  1,000			-0-		   1,000


Russell W. Ketron		  1,000			-0-		   1,000


Douglas Werner		  1,000			-0-		   1,000


Jack K. Heilbron		   -0-			-0-		     -0-


     In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Fund's outstanding shares have the power to elect the Fund's entire board of directors. The vote of a majority of shares of the Fund represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board. By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "FOR," and by striking a line through the nominees' name or names on the Proxy, as further explained on the Proxy itself.

     Each of the nominees has agreed to serve as a director of the Fund until his or her replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the Fund.

     Each of the Fund's current directors is a nominee for director. Pertinent information regarding each is set forth following his or her name above.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE FUND.

                                PROPOSAL 2.

            APPROVAL OF CHANGE IN FUNDAMENTAL INVESTMENT POLICY
            REGARDING PERMITTED INVESTMENTS IN DEBT SECURITIES

     At the Annual Meeting, the shareholders of the Fund will be asked to approve the following proposal to change the Fund's current fundamental investment policy regarding investments in debt securities.

     Proposal: To allow the Fund to invest an unlimited amount of its net assets in debt obligations of corporations or other issuers which are rated lower than AA by Standard & Poors ("S&P") or a comparable recognized rating agency or service, or not rated at all; provided, however, the Fund must invest less than 35% of its net assets in junk bonds, as defined below.

     Current Investment Restriction: The Fund may invest Corporate debt obligations rated AA or better by S&P or a comparable rating by another recognized rating agency or service.

          Background and General Information. Currently, bonds and other debt securities purchased by the Fund must be either U.S. Treasury bonds with maturities generally, ranging up to 30 years or U.S. Corporate bonds rated AA or higher by the Standard & Poors Corporation (the "S&P"),or have a comparable rating by Moody's Investors Service, Inc. ("Moodys") or another nationally recognized statistical rating organization (NRSRO.). The proposed change in investment policy was approved by the Fund's Board of Directors at their meeting on February 2, 1996. The proposed change to the Fund's fundamental investment policies will not become effective unless or until it is approved by the shareholders. This proposal is not contingent upon shareholder approval of any of the other proposals set forth in this Proxy Statement.

          Consequences of Change. If approved, the Fund will be able to invest in bonds and other indebtedness issued by corporations and other issuers regardless of the term or investment rating of such security. If the proposal is approved, the Fund may from time to time invest a substantial portion of its assets in debt securities of less than investment grade; provided the Fund must invest less than 35% of its net assets in junk bonds. Junk bonds are bonds not rated in one of the four highest rating categories by a NRSRO. Thus Junk bonds would include bonds rated lower than BBB by S&P or rated Baa or lower by Moody's. Investments in Junk bonds would generally expose the Fund to greater risks of loss by reason of default on these bonds. Although having greater risk, junk bonds or lower rated debt securities generally sell at substantially greater yields than investment quality debt securities and generally offer greater potential returns. Debt securities in which the Fund may thereafter invest include both convertible and non-convertible debt securities including:

          	Straight fixed-income debt securities which include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

            Zero-coupon debt securities which bear no interest obligation
		but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

            Zero-fixed coupon debt securities which are zero-coupon debt
		securities which convert on a specified date to interest-bearing debt securities.

     The Fund may invest in lower rated debt securities including high yielding fixed-income debt securities (commonly referred to as junk bonds), which are subject to high risk as described below. Fixed-income securities rated below B by S&P and Moody's include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. Such debt securities are usually available at a deep discount from the face value of the instrument.

     Lower rated debt securities are in general regarded as speculative with respect to their issuer's continuing ability to meet required principal and interest payments. Also, debt securities rated in the lower categories by recognized rating services are generally subordinated to the prior claims of banks and other senior lenders. The ratings of S&P, Moody's, and other rating services represent opinions of the quality of the debt securities they rated by these services, but not the market value risk of such securities. Ratings are general and are not absolute standards of quality and, consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The Fund may also invest in debt securities which do not produce immediate cash income, such as zero-coupon securities.

     A debt security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. However, if the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

     At times during which the Fund has substantial investments in lower rated debt securities, an investment in the Fund may be considered more speculative than investment in a fund which invests primarily in higher rated debt securities. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value, and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. Also, prices on non-cash-paying instruments or zero coupon securities may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Prices of lower rated debt securities tend to be more sensitive to adverse economic changes or corporate developments than higher rated investments. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash.

     The Fund's ability to liquidate investments in lower rated debt securities may be limited. Because the market for lower rated debt securities may be thinner and less active than for higher rated debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

     Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. Moreover, the non-cash interest income earned on such instruments is included in investment company taxable income, thereby increasing the minimum required distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions). The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

          Shareholder Approval. Under the Act, approval of the shareholders of the Fund requires the Affirmative vote by the holders of a majority of the outstanding voting securities of the Fund. For this purpose, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities of the Fund present at the annual meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE
SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO PERMIT THE FUND TO INVEST IN DEBT SECURITIES WITHOUT LIMITATION BY TERM OR RATING.

     If the shareholders of the Fund fail to approve this proposal, the Board will immediately consider what action to take and could request the shareholders of the Fund to reconsider an amendment to the fundamental policy regarding investments in debt securities.

                                PROPOSAL 3.

             APPROVAL OF END TO FUNDAMENTAL INVESTMENT POLICY
          RESTRICTING INVESTMENT IN SECURITIES OF FOREIGN ISSUERS

     At the Annual Meeting, the shareholders of the Fund will be asked to approve the removal of the Fund's current fundamental investment policy restriction regarding investments in securities of foreign issuers.

     Proposal: To allow the Fund to invest an unlimited amount of its net assets in securities of foreign issuers.

     Current Investment Restriction: The Fund may invest up to 10% of its total assets in securities of foreign corporations.

          Background and General Information. Currently, the Fund is restricted from investing more than 10% of its total assets in securities of foreign issuers. The removal of this investment restriction was approved by the Fund's Board of Directors at its meeting on February 2, 1996. The removal of this restriction will not become effective unless and until it is approved by the Fund's shareholders. This proposal is not contingent upon shareholder approval of any of the other proposals set forth in this Proxy Statement.

          Consequences of Termination of Restriction. If this restriction is removed, there would be no limitation on the amount of the Fund's assets which could be invested in stock, bonds or other securities of non-United States issuers (foreign investments). Foreign investments are subject to numerous risks. For example, the values of foreign investments are affected by changes in currency rates and exchange control regulations, the application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (both in the United States and abroad) and changed circumstances in relationships between nations. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than those in the United States. Costs incurred in connection with conversions between the currencies of different nations can be significant. Investments in securities of foreign corporations could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Also the foreign brokerage commissions are generally higher than in the United States and trades could be subject to extended settlement periods.

          Shareholder Approval. Under the Act, approval of the share-holders of the Fund requires the Affirmative vote by the holders of a majority of the outstanding voting securities of the Fund. For this purpose, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities of the Fund present at the annual meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or
(ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE
SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO TERMINATE THE FUND'S FUNDAMENTAL POLICY RESTRICTING INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS.

     If the shareholders of the Fund fail to approve this proposal, the Board will immediately consider what action to take and could request the shareholders of the Fund to reconsider the termination of its fundamental investment policy restricting investments in securities of foreign issuers.

                                PROPOSAL 4.

            APPROVAL OF CHANGE TO FUNDAMENTAL INVESTMENT POLICY
                      REGARDING INVESTMENTS IN OPTIONS

     At the Annual Meeting, the shareholders of the Fund will be asked to approve the following Proposal to amend the Fund's current fundamental investment policy regarding investments in option securities.

     Proposal: To allow the Fund to invest up to 50% of its net assets in options, including put options and/or call options to purchase or sell on equity securities.

     Current Investment Restriction: The Fund may not invest more than 5% of its net assets in options.

          Background and General Information. Currently, the Fund is restricted from investing more than 5% of its net assets in options. The Board of Directors approved the proposed change at its meeting on February 2, 1996. The proposed change will not take effect unless and until it is approved by the Fund's shareholders. This proposal is not contingent upon shareholder approval of any of the other proposals set forth in this Proxy Statement.

          Consequences of Amendment of Restriction.  As a consequence of the proposed amendment, the Fund would be able to invest up to 50% of its assets in investments in options contracts. The Fund will continue to purchase and sell call and put options in its efforts to enhance performance and/or to hedge the Fund's risk exposure. The Fund will invest in options at such time and from time to time, as Centurion Counsel determines to be
appropriate and consistent with the investment objective of the Fund.   In
addition to purchasing such options written by others, the Fund may also write (sell) covered call and secured put options with respect to certain of its portfolio securities. A covered call option means that the Fund owns the underlying securities on which the option is written. By writing a call option the Fund may become obligated during the term of the option to deliver the securities underling the option at the exercise price if the option is exercised. A secured put option means that the Fund has and maintains on deposit with its custodian bank cash or U.S. Government securities having a value equal to the exercise value of the option. By writing a put option, the Fund may become obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options written by the Fund will be conducted on recognized securities exchanges.

     The principal reason for writing call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain, in the case of a covered call option, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying securities. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which usually will exceed the then market value of the underlying security.

     The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although Centurion Counsel believes that the writing of covered call options listed on an exchange, where the Fund owns the underlying security, tends to reduce such risks. The option writer forgoes the opportunity to profit from an increase in market price of the underlying security above the exercise price so long as the option remains open. Securities for the Fund's portfolio will continue to be bought and sold solely on the basis of investment considerations and appropriateness to the fulfillment of the Fund's objectives, without regard to the Fund's policy on writing options.

     Options contracts are considered derivative securities ("Derivatives"). In general, a Derivative is a security whose value is linked to or derived from an underlying security or index. The Fund may make such investments either for hedging purposes or non-hedging purposes. A hedge, for example, would be where the Fund sells a stock index future for protection against a future decline in the stock market so if the market drops, the value of the futures position would rise, thereby offsetting the decline in value of the Fund's stock holdings. A non-hedge investment would be where the Fund purchased a stock index future in order to profit by reason of an increase in the market. In such event, if the market declined, the Fund would realize a loss from the stock index future and incur a decline in value of its stock holdings. Investments in Derivatives for non-hedging purposes can subject the Fund to substantial risks, including, but not limited to, imperfect correlation between the change in market value of the underlying stocks or bonds held by the Fund and the prices of futures, contracts and options, and possible lack of a liquid secondary market for the Derivative security resulting in the Fund's inability to close a position in a Derivative security prior to its maturity or expiration date. The Fund will attempt to diminish the risk of imperfect market correlation by investing in contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. Risks of illiquidity of Derivative investments will be minimized by entering into transactions on national exchanges with an active and liquid secondary market. Also, risks in the Fund's acquisition of Derivative investments will not include the risk of leverage inasmuch as the Fund may not and will not purchase Derivative investments on credit or with borrowed funds.

     The Fund's increased participation in the option markets, and, if Proposal 5 below is approved by the shareholders, the futures markets will involve a greater degree of investment risks and transaction costs to the Fund than those to which it is currently subject. Risks inherent in investments in Derivatives include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of the Derivative Security and movements in the price of the securities or indexes being hedged; (3) the fact that skills needed to use Derivative investment strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular Derivative Security at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

          Shareholder Approval. Under the Act, approval of the shareholders of the Fund requires the Affirmative vote by the holders of a majority of the outstanding voting securities of the Fund. For this purpose, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities of the Fund present at the annual meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the out-standing voting securities of the Fund, whichever is less.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE
SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO CHANGE THE FUND'S FUNDAMENTAL INVESTMENT POLICY TO INCREASE THE PERMITTED
INVESTMENTS IN OPTIONS.

     If the shareholders of the Fund fail to approve this proposal, the Board will immediately consider what action to take and could request the shareholders of the Fund to reconsider the change to the fundamental investment policy to increase the permitted amount of investments in options.

                                PROPOSAL 5.

               APPROVAL OF CHANGE TO FUNDAMENTAL INVESTMENT
                  POLICY REGARDING INVESTMENTS IN FUTURES
             CONTRACTS ON STOCK INDEXES AND OPTIONS THEREUPON

     At the annual meeting, the shareholders of the Fund will be asked to approve the following Proposal to the Fund's current fundamental investment policy regarding investments in futures contracts on stock indexes and/or options thereupon.

     Proposal: To allow the Fund to invest up to 50% of its net assets in index futures contracts and/or options thereupon.

     Current Investment Restriction: The Fund may not invest more than 5% of its assets in stock index futures contracts and/or options thereupon.

          Background and General Information. Currently, the Fund may not in general, for non-hedging purposes, invest more than 5% of the liquidation value of its portfolio in futures contracts on indexes and/or call or put options contracts thereupon, whether written by the Fund or by others. The proposed change was approved by the Fund's Board of Directors at its meeting on February 2, 1996. The proposed change will not take effect unless and until it is approved by the Fund's shareholders. This proposal is not contingent upon shareholder approval of any of the other proposals set forth in this Proxy Statement.

          Consequences of Termination of Restriction. As a consequence of this amendment, the Fund will be able to invest up to 50% of its assets in futures contracts on indexes and/or options thereupon. The Fund intends to continue to invest primarily in futures contracts on stock price indexes and options thereupon. The Fund may also, generally for hedging purposes, invest in futures contracts on bond indexes and/or interest rate indexes or options thereupon. The Fund's investments in options on futures contracts will also be subject to the Funds restriction on Option investments discussed in Proposal 4 above.

     An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities instruments in the index is made. In general, the fund intends to invest in stock index futures contracts but may invest in futures contracts or interest rate indexes for hedging purposes. The Fund will endeavor to purchase and sell futures contracts on the Indexes for which the Fund can obtain the best value with consideration also given to liquidity.

     The Fund may purchase put and call options on index futures contracts, which options give the Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund also may write (sell) put and call options on index futures contracts. The Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund may engage in related closing trans-actions with respect to options on index futures. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the level of stock prices in the stock market and the advisor's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In contrast to a long position, where the Fund's loss from the position cannot exceed the cost of that position, the extent of the Fund's loss from investing in futures transactions is potentially unlimited.

     The Fund also may purchase and write put and call options on indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective or for the purpose of hedging the Fund's portfolio.
A stock index fluctuates with changes in the market values of the stocks included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received, to make delivery of this amount. Unlike the options on securities discussed above, all settlements are in cash. The Fund will, in general, invest or write index options which one traded in a national exchange. Over-the-counter index options, purchased over-the-counter options, and the cover for written over-the-counter options will be subject to the Fund's 5% limitation on investment in illiquid investments. See Proposal No. 6 below.

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the same investment advisor are combined for purposes of these limits. An Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Centurion Counsel intends to comply with all limitations.

     Index options are subject to substantial risks, including the risk of imperfect correlations between the option price and the value of the underlying securities comprising the index and the risk that there might not be a liquid secondary market for the option. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with its custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash, U.S. Government securities, or other liquid high-grade debt securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

     Centurion Counsel intends to utilize index options as a technique to leverage the Fund's portfolio. If Centurion Counsel is correct in its assessment of the future direction of stock prices, the Fund share price will be enhanced. If the Fund takes a position in options and stock prices move in a direction contrary to Centurion Counsel's forecast, however, the Fund would incur greater loss than the Fund would have incurred without the options position.

     The fund will engage in transactions on stock index futures contracts (and/or options thereupon) only to the extent its activities would exclude it from the definition of "commodity pool operator" under the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"). Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security), the in-the-money amount may be excluded in calculating this 5% limitation.

     Futures contracts on stock indexes and options thereupon and Derivative Securities involve substantial risks. See the discussion of Derivatives under Proposal 4 above.

          Shareholder Approval. Under the Act, approval of the shareholders of the Fund requires the Affirmative vote by the holders of a majority of the outstanding voting securities of the Fund. For this purpose, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities of the Fund present at the annual meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE
SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO CHANGE THE FUND'S FUNDAMENTAL INVESTMENT POLICIES TO INCREASE THE AMOUNT THE FUND MAY INVEST IN FUTURES CONTRACTS ON STOCK INDEXES AND OPTIONS THEREUPON.

     If the shareholders of the Fund fail to approve this proposal, the Board of Directors will immediately consider what action to take and could request the shareholders of the Fund to reconsider an amendment to permit increased Fund investments in futures contracts on stock indexes and options thereupon.

                                PROPOSAL 6.

           APPROVAL OF CHANGE TO FUNDAMENTAL INVESTMENT POLICIES
                TO ALLOW INVESTMENTS IN ILLIQUID SECURITIES

     At the Annual Meeting, the shareholders of the Fund will be asked to approve the following Proposal to change the Fund's current fundamental investment policy regarding investments in illiquid securities.

     Proposal: To allow the Fund to invest up to 5% of its net assets in illiquid investments. For the purposes of this restriction, "Illiquid investments" are Restricted Securities or securities which cannot be disposed of within seven (7) days in the normal course of the Fund's business at approximately the amount at which the Fund has valued such securities.

     Current Investment Restriction. The Fund may not invest in Restricted Securities. Restricted Securities are those the sale of which is limited by contract or law.

          Background and General Information. Currently, the Fund may not invest in restricted securities and does not invest in illiquid investments. The proposal to allow the Fund to invest up to 5% of its net assets in these illiquid investments which (including Restricted Securities) was approved by the Fund's Board of Directors at its meeting on February 2, 1996. This Proposal will not become effective unless and until it is approved by the Fund's shareholders. This proposal is not contingent upon shareholder approval of any of the other proposals set forth in this Proxy Statement.

          Consequences of Removal of Restriction. If the amendment to the restriction is approved by the shareholders, the Fund will be able to invest up to 5% of its assets in illiquid securities. For the purposes of this restriction, illiquid investments mean Restricted Securities and securities which cannot be disposed of within seven (7) days in the normal course of the Fund's business at approximately the amount at which the Fund has valued the securities. Illiquid investments include those which are illiquid by virtue of the absence of a readily available market or contractual restrictions on resale, repurchase agreements which are not terminable within seven (7) days and possibly certain options purchased in the over-the-counter market. The Fund will invest in illiquid investments where such investment is consistent with the Fund's investment objective. To the extent the Fund owns or may acquire restricted securities or other illiquid investments, such securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. The Advisor will monitor the liquidity of such restricted securities with respect to the Fund's portfolio investments, subject to supervision by the Fund's Board of Directors.

          Shareholder Approval. Under the Act, approval of the shareholders of the Fund requires the Affirmative vote by the holders of a majority of the outstanding voting securities of the Fund. For this purpose, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities of the Fund present at the annual meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or
(ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE
SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO CHANGE THE FUND'S FUNDAMENTAL INVESTMENT POLICIES TO ALLOW THE FUND TO INVEST UP TO 5% OF ITS TOTAL ASSETS IN ILLIQUID SECURITIES.

     If the shareholders of the Fund fail to approve this proposal, the Board will immediately consider what action to take and could request the shareholders of the Fund to reconsider a change in the Fund's fundamental investment policies to allow the Fund to invest in illiquid securities.

                                PROPOSAL 7.

                     APPROVAL OF MULTICLASS SHARE PLAN

     At the Annual Meeting, the shareholders will be asked to approve a Multiple Class Share Plan to authorize the Fund to issue four classes of Shares.

     Proposal. To approve (1) the adoption of the Centurion T.A.A. Fund, Inc. Multiple Class Share Plan whereby the Fund's current shares would be designated and reclassified as the "Class C Shares" and the Fund would be authorized to issue in addition to the Class C Shares, Class A Shares, Class B Shares and the Class D Shares as described below; and (2) an amendment to the Fund's Articles of Incorporation to authorize the Fund to issue Shares in accordance with the Multiple Class Share Plan. A copy of the Centurion T.A.A. Multiple Share Class Plan is attached as Appendix A to this Proxy Statement.

     Current Share Structure. The Fund is currently authorized to issue only one class of shares. Set forth below is a summary of the Multiple Class Share Plan. A copy of the Multiple Class Share Plan is attached hereto as Exhibit A. Under the Multiple Class Plan, the Fund would be authorized to issue the following shares.

               Class A Shares. These shares would be offered at net asset value per share plus a maximum initial sales charge ("front-end charge") of 4.75% of the offering price.

               Class B Shares. These shares would be offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 4% of redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. Class B shares would convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's purchase of the Class B Share was accepted.

               Class C Shares. Reclassified as Class C Shares, the Fund's currently authorized shares would continue to be offered at their net asset value per share. Under its existing Rule 12b-1 Plan, the Fund would continue to pay an annual Distribution Fee and a Shareholder Services Fee of 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to these shares.

               Class D Shares. These shares are offered at net asset value per share. No front-end charge or deferred sales charge or distribution services fees will be paid by the Fund with respect to these shares. These shares are offered only to persons who are registered under the Investment Advisors Act of 1940 ("Registered Investment Advisors" or "RIAs") and certain banks and other providers of financial services ("Advisor Professionals") and certain employees of the Fund and others associated with the Fund ("Eligible Employees").

          Expenses. The Fund will allocate Rule 12b-1 Plan of Distribution and/or shareholder services expenses, if any, incurred with respect to Class Shares only to that Class of Shares. Also, payments made by the Fund pursuant to any Rule 12b-1 Plan of distribution adopted in the future with respect to any class of shares would be allocated only to the class to which such plan relates. All other expenses are allocated pro rata to each Class of Shares.

          Voting. All Shares will vote as a single class for Directors and all other matters except matters affecting only a certain class or classes shall be voted upon only by Shares of such Class or Classes.

          Background and General Information. The Board has determined that it would improve the Fund's ability to attract investors if it could offer multiple classes of shares each of which provided for a different sales charge structure. At its meeting in February 2, 1996, the Board approved the Multiple Class Share Plan reclassification of the Fund's current authorized shares to Class C Shares and approved the issuance of Class A, Class B and Class D Shares, as follows:

          Consequences of Multiple Class Shares. If the proposal is approved by the shareholders, would amend its Articles of Incorporation to implement the Multi-Class Share Plan under which the Fund's current Shares would be designated Class C Shares and would continue to bear expenses of the Fund in the same manner and amount as they do currently. The Fund would be authorized to offer three classes of shares to the general public, Class A shares, Class B shares, and the Class C shares.
The Class D Shares would be offered only to registered investment advisors and eligible employees. Each Class will have its own sales charge structure. Each class would have distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares would represent an interest in the same portfolio of investments of the Fund. Because of the multiple pricing system, the per share dividends on Class A, Class B and Class C shares will be lower than the per share dividends on Class D shares.

          Shareholder Approval. Under the Act, approval of the shareholders of the Fund requires the Affirmative vote by the holders of a majority of the outstanding voting securities of the Fund. For this purpose, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities of the Fund present at the annual meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE
SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO RECLASSIFY THE FUND'S SHARES.

     If the shareholders of the Fund fail to approve this proposal, the Board will immediately consider what action to take and could request the shareholders of the Fund to reconsider the reclassification of the Fund's shares.

                                PROPOSAL 8.

                       RATIFICATION OR REJECTION OF
                      INDEPENDENT PUBLIC ACCOUNTANTS

     At the annual meeting, the shareholders of the Fund will be asked to ratify the selection of the accounting firm of Squire & Co. as the Fund's independent public accountants.

     Background and General Information. The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection. Squire & Co. have served as the Fund's independent public accountants since 1989. At the special meeting of shareholders held on December 20, 1994, the shareholders approved the Fund's engagement of the accounting firm of Goodsell, Morris & Lofgren to replace Squire & Co. However, the proposed engagement of Goodsell, Morris
and Lofgren and dismissal of Squire & Co. did not occur.   None of the
principal accountants' reports on the financial statements for the past two years contained an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Squire & Co. has no material direct or indirect financial interest in the Fund, other than the receipt of fees for services to the Fund. The selection of Squire & Co. to be the Fund's independent public accountants for the fiscal years ended December 31, 1994 and 1995 has been approved by a majority of the directors of the Fund, including a majority who are not interested persons of Centurion Counsel, or the Fund. A representative of Squire & Co. is not expected to be present at the meeting.

     At the annual meeting, the shareholders of the Fund will be asked to ratify the selection of Squire & Co. as the Fund's independent public accountants for the fiscal year ended December 31, 1994 and to approve the selection of Squire & Co. to be the Fund's independent public accountants for the fiscal year ended December 31, 1995.

     Shareholder Approval. The vote of a majority of the shares of the Fund represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE
SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE SELECTION OF THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

                               OTHER MATTERS

     Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are brought before the meeting, the appointed proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Fund.


                                 BROKERAGE

     In effecting securities and commodities transactions, the Fund's investment advisor seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors.

     After the annual meeting of shareholders, the Fund intends to continue to use in addition to CISI, PIM Financial Services, Inc. ("PIM") or other broker-dealers affiliated with Centurion Counsel as brokers for the Fund, but only if the provisions of Section 17(e) of the Act (and the rules thereunder) are complied with and only where, in the judgment of the Fund's investment advisor, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by such firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of such firm, are not unfair or unreasonable to the shareholders of the Fund.

     In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of the Fund's investment advisor, be both at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and at least as favorable as commissions contemporaneously charged by such broker-dealer on comparable transactions for its most favored unaffiliated customers, except for any customers of such broker-dealer considered by a majority of the disinterested directors (as described above) not to be comparable to the Fund. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     When selecting brokers, business may be placed with broker-dealers who furnish investment research services to the Fund's investment advisor. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the advisor to supplement its own investment research activities and enables it to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other broker-dealers who furnish research services, the advisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. The advisor has not entered into any formal or informal agreements with any broker-dealers (except as noted above), and it does not maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services, except as noted below. However, the advisor may maintain an informal list of broker-dealers which it may use as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide it with research services which it anticipates will be useful to it. Because any such list would merely be a general guide which would be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. The advisor will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which the advisor exercises investment discretion. Generally, the Fund pays more than the lowest commission rates available.

     Subject to the policies set forth in the preceding paragraph and such other policies as the Fund's directors may determine, the advisor may consider sales of shares of the Fund and of other funds it may advise as a factor in the selection of broker-dealers to execute such Fund's portfolio transactions.

     During the years ended December 31, 1993, 1994 and 1995, $1,216,169, $617,652 and $1,275,276, respectively, of the Fund's portfolio securities were purchased and sold through brokers or banks acting on a principal basis for which no commissions were charged, all of which were effected through brokers or banks unaffiliated with the Fund. During the years ended December 31, 1993, 1994 and 1995, the Fund paid a total of $16,372, $9,141 and $9,997, respectively, in brokerage commissions in connection with agency transactions; during 1993, 1994 and 1995, $7,968, $-0- and $9,997, respectively, were paid to broker-dealers who furnished investment research to the Fund's investment advisor. During 1993, Warner Beck, the Fund's former principal underwriter, effected 65% of the total dollar volume of transactions in which commissions were paid and received 49% of such commissions. During 1994 and 1995, CISI, the Fund's principal underwriter, and its affiliate, PIM, together effected 90% and 91%, respectively, of the total volume of transactions in which commissions were paid and received 89% and 87%, respectively, of such commissions.

             SUPPLEMENTAL INFORMATION WITH RESPECT TO THE FUND

     Certain information about the current executive officers of the Fund is set forth below. Each executive officer of the Fund may be removed from office at any time by a majority of the Fund's Board of Directors with or without cause.



Name of Officer (Age)  	Anticipated Position	Prinicpal Occupations
				With The Fund

Jack K. Heilbron (44)	Chairman of the Board	Director,Treasurer and Vice
				and Chief Investment	President; Chairman and
				Officer			and Director of CI Holding,
								Centurion Counsel and PIM.

Mary R. Limoges (40)	Secretary			Secretary and Director of
								C I Holding, Centurion
								Counsel and President and
								a director of PIM and
								CISI.

Kenneth W. Elsberry (56)President, Chief		Chief Financial Officer of
				Financial Officer and	C I Holding and PIM, and
				Assistant Secretary	President and Chief 							President and Chief
								Financial Officer of
								Centurion Counsel.

     Jack K. Heilbron and Mary R. Limoges are husband and wife. There are no other family relationships between the proposed executive officers or directors. Centurion Counsel's address is: 11545 West Bernardo Court, Suite 100, San Diego, California 92127.

     None of these executive officers or directors have family relationships with other executive officers or directors.

     During the fiscal years ended December 31, 1993, 1994, and 1995, the Fund did not pay compensation to any of its executive officers.

                           SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than December 10, 1996 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                 BALANCE SHEET OF CENTURION COUNSEL, INC.

     Attached hereto as Appendix B is the audited balance sheet of Centurion Counsel as of March 31, 1996.


                              KENNETH W. ELSBERRY,
                              Secretary

Dated:  July 5, 1996